UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2020

Whole Earth Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 S. Wacker Drive

Suite 3150
Chicago, IL 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 840-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FREE	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of common stock	FREEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2020, the compensation committee (the “Compensation Committee”) of the board of directors (the “Board”) of Whole Earth Brands, Inc. (the “Company”) approved a one-time grant of restricted stock unit (“RSU”) awards to certain of the Company’s executive officers and other key management-level employees, including the named executive officers listed below, effective as of September 30, 2020:

Name	Title	RSUs
Albert Manzone	Chief Executive Officer and Director*	73,400
Andrew Rusie	Chief Financial Officer	26,978
Lucas Bailey	President, Flavors & Ingredients	61,411

*	Mr. Manzone does not receive any additional compensation or equity awards in connection with his service on the Board. All RSUs were awarded solely in his capacity as chief executive officer.

The RSU awards were granted under the Whole Earth Brands, Inc. Long-Term Incentive Plan (the “2020 LTIP”), which, as previously reported, was approved by the Company’s stockholders on June 24, 2020, and were issued in the forms of restricted stock unit agreement and restricted stock unit agreement for non-U.S. participants approved by the Compensation Committee on September 30, 2020 (the “RSU Agreement”), copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. The RSUs will settle in shares of the Company’s common stock on a one-for-one basis and become fully vested, subject to the grantee’s continued employment with the Company, on or about November 19, 2021 (with full vesting upon an involuntary termination of employment without “cause”). In the event of a voluntary termination by the grantee prior to the vesting date, all RSUs subject to the award will be forfeited.

On September 30, 2020, the Compensation Committee also approved a form of (i) incentive stock option agreement, (ii) nonstatutory stock option agreement, and (iii) restricted stock agreement (collectively with the RSU Agreement, the “Award Agreements”), copies of which are filed herewith as Exhibits 10.3, 10.4, and 10.5, respectively, and incorporated by reference herein. The Award Agreements will be used for new awards of restricted stock units, restricted stock, and stock options (both incentive stock options and nonstatutory stock options), as applicable. Such awards may be granted to directors, officers, employees, and other service providers to the Company pursuant to the 2020 LTIP and the applicable Award Agreement.

The foregoing descriptions of the Award Agreements are not complete and are qualified by reference to the full text of the Award Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto.

Item 8.01	Other Events

2020 Cash-Based Incentive Plan

The Compensation Committee approved a one-time, cash-based incentive plan (the “2020 Bonus Plan”), pursuant to which the Compensation Committee set target cash bonus amounts for certain eligible Company personnel, excluding employees at the management level or higher (including but not limited to the Company’s named executive officers and principal financial officer). Eligible participants include those qualifying non-management employees, with an employment start date before January 1, 2020. Non-management employees who are otherwise qualifying but were hired after January 1, 2020, will be eligible to receive prorated cash awards. Bonuses under the 2020 Bonus Plan will be paid in March 2021, and, except in the case of an involuntary termination, participants must be employed on the date that the payment is made in order to receive his or her bonus payment.

Non-Employee Director Compensation

On September 30, 2020, following the recommendation of the Compensation Committee, which was advised by compensation consultant Korn Ferry, the Board approved a non-employee director compensation program (the “Director Compensation Program”).

Under the Director Compensation Program, non-employee directors of the Company are entitled to receive equity and cash compensation as follows:

•	an award of restricted stock valued at $65,000 at the time of grant upon initial election to the Board and upon re-election at each subsequent annual meeting of stockholders;

•	an award of restricted stock for the executive chairman of the Board, valued at $250,000 at the time of grant upon initial election to the Board and upon re-election at each subsequent annual meeting of stockholders;

•	an annual cash retainer of $65,000 (earned and payable in equal installments on the first day of each fiscal quarter); and

•	an annual cash retainer of $250,000 for the executive chairman of the Board (earned and payable in equal installments on the first day of each fiscal quarter).

Each restricted stock award (each, an “RSA”) is issuable under the 2020 LTIP in the form of restricted stock agreement adopted by the Compensation Committee (the “Restricted Stock Agreement”), a copy of which is filed herewith as Exhibit 10.5 and incorporated herein by reference, and will vest over a two-year period, with 100% becoming vested on the second anniversary of the grant date (except as noted below), except in the case of an involuntary termination, change in control, death, or disability, and subject to such other terms and conditions as may otherwise be set forth in the applicable Restricted Stock Agreement.

For the purposes of the RSAs granted in calendar year 2020 only, each non-employee director received their respective RSAs on or about September 30, 2020, with 100% of the shares scheduled to vest on the close of business on the date of the Company’s 2022 annual stockholder meeting, except in the case of an involuntary termination, change in control, death, or disability, and subject to such other terms and conditions as may otherwise be set forth in the applicable Restricted Stock Agreement.

The foregoing description of the Restricted Stock Agreement is not complete and is qualified by reference to the full text of such agreement, a copy of which are filed as Exhibit 10.5 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
†10.1	Form of Restricted Stock Unit Agreement.
†10.2	Form of Restricted Stock Unit Agreement for Non-U.S. Participants.
†10.3	Form of Incentive Stock Option Agreement.
†10.4	Form of Nonstatutory Stock Option Agreement.
†10.5	Form of Restricted Stock Agreement.

†       Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whole Earth Brands, Inc.

Dated: October 6, 2020	By:	/s/ Andrew Rusie
	Name:	Andrew Rusie
	Title:	Chief Financial Officer

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